Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Gilbert G. Lundstrom, Chairman of the Board and Chief Executive Officer of TierOne Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Annual report on Form 10-K of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:  /s/ Gilbert G. Lundstrom
                                                 -------------------------------
                                                 Gilbert G. Lundstrom
                                                 Chairman of the Board and
                                                 Chief Executive Officer

Date: March 26, 2003